UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 25, 2006

Date of Report (Date of earliest event reported)
SYNAPTICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3120 SCOTT BLVD.
SUITE 130
SANTA CLARA, CALIFORNIA
95054

(Address of Principal Executive Offices) (Zip Code)
(408) 454-5100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 25, 2006, after a review of comparable companies and competitive factors, the compensation committee of our board of directors determined to increase the annual base salaries of certain of our executive officers effective as of July 1, 2006 as follows:

Name	Position	Base Salary for Fiscal 2007
Francis F. Lee	President and Chief Executive Officer	$350,000

Russell J. Knittel	Senior Vice President, Chief Financial Officer, Chief Administrative Officer, Secretary, and Treasurer	$258,000

Clark F. Foy	Vice President of Marketing	$213,000

Shawn P. Day, Ph.D.	Vice President of Research and Development	$210,000

William T. Stacy, Ph.D.	Vice President of Operations	$201,000

Thomas D. Spade	Vice President of Worldwide Sales	$200,000
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: July 31, 2006	By:	/s/ Russell J. Knittel

Russell J. Knittel
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer, and Secretary
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